Exhibit 99.1

Contact:	Adam N. Satterfield
Executive Vice President and Chief Financial Officer
(336) 822-5721

OLD DOMINION FREIGHT LINE PROVIDES UPDATE FOR THIRD QUARTER 2024

THOMASVILLE, N.C. – (September 4, 2024) – Old Dominion Freight Line, Inc. (Nasdaq: ODFL) today reported certain less-than-truckload (“LTL”) operating metrics for August 2024. Revenue per day decreased 5.2% as compared to August 2023 due to a 6.1% decrease in LTL tons per day that was partially offset by an increase in LTL revenue per hundredweight. The change in LTL tons per day was attributable to a 5.0% decrease in LTL shipments per day and a 1.1% decrease in LTL weight per shipment. For the quarter-to-date period, LTL revenue per hundredweight and LTL revenue per hundredweight, excluding fuel surcharges, increased 3.0% and 4.9%, respectively, as compared to the same period last year.

Marty Freeman, President and Chief Executive Officer of Old Dominion, commented, “Our revenue results for August reflect continued softness in the domestic economy as well as the impact of lower fuel surcharge revenue on our yields. While our LTL volumes declined on a year-over-year basis, our LTL shipments per day in August were relatively consistent with July and our year-to-date average through the first half of this year. We also maintained our long-term, disciplined approach to pricing, which is reflected in the ongoing improvement in our LTL revenue per hundredweight. The OD Family of employees remains focused on delivering superior service at a fair price to our customers, which has created an unmatched value proposition in our industry. We believe that by continuing to execute our long-term strategic plan, we are positioning Old Dominion to win profitable market share over the long-term while also increasing shareholder value."

Forward-looking statements in this news release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution the reader that such forward-looking statements involve risks and uncertainties that could cause actual events and results to be materially different from those expressed or implied herein, including, but not limited to, the following: (1) the challenges associated with executing our growth strategy, and developing, marketing and consistently delivering high-quality services that meet customer expectations; (2) changes in our relationships with significant customers; (3) our exposure to claims related to cargo loss and damage, property damage, personal injury, workers’ compensation and healthcare, increased self-insured retention or deductible levels or premiums for excess coverage, and claims in excess of insured coverage levels; (4) reductions in the available supply or increases in the cost of equipment and parts; (5) various economic factors such as inflationary pressures or downturns in the domestic economy, and our inability to sufficiently increase our customer rates to offset the increase in our costs; (6) higher costs for or limited availability of suitable real estate; (7) the availability and cost of third-party transportation used to supplement our workforce and equipment needs; (8) fluctuations in the availability and price of diesel fuel and our ability to collect fuel surcharges, as well as the effectiveness of those fuel surcharges in mitigating the impact of fluctuating prices for diesel fuel and other petroleum-based products; (9) seasonal trends in the less-than-truckload (“LTL”) industry, harsh weather conditions and disasters; (10) the availability and cost of capital for our significant ongoing cash requirements; (11)

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ODFL Provides Update for Third Quarter 2024

September 4, 2024

decreases in demand for, and the value of, used equipment; (12) our ability to successfully consummate and integrate acquisitions; (13) various risks arising from our international business relationships; (14) the costs and potential adverse impact of compliance with anti-terrorism measures on our business; (15) the competitive environment with respect to our industry, including pricing pressures; (16) our customers’ and suppliers’ businesses may be impacted by various economic factors such as recessions, inflation, downturns in the economy, global uncertainty and instability, changes in international trade policies, changes in U.S. social, political, and regulatory conditions or a disruption of financial markets; (17) the negative impact of any unionization, or the passage of legislation or regulations that could facilitate unionization, of our employees; (18) increases in the cost of employee compensation and benefit packages used to address general labor market challenges and to attract or retain qualified employees, including drivers and maintenance technicians; (19) our ability to retain our key employees and continue to effectively execute our succession plan; (20) potential costs and liabilities associated with cyber incidents and other risks with respect to our information technology systems or those of our third-party service providers, including system failure, security breach, disruption by malware or ransomware or other damage; (21) the failure to adapt to new technologies implemented by our competitors in the LTL and transportation industry, which could negatively affect our ability to compete; (22) the failure to keep pace with developments in technology, any disruption to our technology infrastructure, or failures of essential services upon which our technology platforms rely, which could cause us to incur costs or result in a loss of business; (23) disruption in the operational and technical services (including software as a service) provided to us by third parties, which could result in operational delays and/or increased costs; (24) the Compliance, Safety, Accountability initiative of the Federal Motor Carrier Safety Administration (“FMCSA”), which could adversely impact our ability to hire qualified drivers, meet our growth projections and maintain our customer relationships; (25) the costs and potential adverse impact of compliance with, or violations of, current and future rules issued by the Department of Transportation, the FMCSA and other regulatory agencies; (26) the costs and potential liabilities related to compliance with, or violations of, existing or future governmental laws and regulations, including environmental laws; (27) the effects of legal, regulatory or market responses to climate change concerns; (28) emissions-control and fuel efficiency regulations that could substantially increase operating expenses; (29) expectations relating to environmental, social and governance considerations and related reporting obligations; (30) the increase in costs associated with healthcare and other mandated benefits; (31) the costs and potential liabilities related to legal proceedings and claims, governmental inquiries, notices and investigations; (32) the impact of changes in tax laws, rates, guidance and interpretations; (33) the concentration of our stock ownership with the Congdon family; (34) the ability or the failure to declare future cash dividends; (35) fluctuations in the amount and frequency of our stock repurchases; (36) volatility in the market value of our common stock; (37) the impact of certain provisions in our articles of incorporation, bylaws, and Virginia law that could discourage, delay or prevent a change in control of us or a change in our management; and (38) other risks and uncertainties described in our most recent Annual Report on Form 10-K and other filings with the SEC. Our forward-looking statements are based upon our beliefs and assumptions using information available at the time the statements are made. We caution the reader not to place undue reliance on our forward-looking statements as (i) these statements are neither a prediction nor a guarantee of future events or circumstances and (ii) the assumptions, beliefs, expectations and projections about future events may differ materially from actual results. We undertake no obligation to publicly update any forward-looking statement to reflect developments occurring after the statement is made, except as otherwise required by law.

Old Dominion Freight Line, Inc. is one of the largest North American LTL motor carriers and provides regional, inter-regional and national LTL services through a single integrated, union-free organization. Our service offerings, which include expedited transportation, are provided through an expansive network of service centers located throughout the continental United States. The Company also maintains strategic alliances with other carriers to provide LTL services throughout North America. In addition to its core LTL services, the Company offers a range of value-added services including container drayage, truckload brokerage and supply chain consulting.

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